UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2020 (April 8, 2020)

PALAYAN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55348	83-4575865
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9300 Conroy Windermere Rd. #3250

Windermere, FL 34786

(407) 536-9422

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLYN	OTC Markets

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Director Appointment

On June 1, 2020, the Board of Directors (the “Board”) of Palayan Resources, Inc., a Nevada corporation (the “Company”) pursuant to a Special Board of Directors Meeting appointed Mr. Barry J. Davis, Mr. John Forster Emmott to the serve as members of the Company’s Board of Directors, and ratified and approved the previous appointment of Mr. Wayne Yamamoto and Roy Y. Salisbury as members of the Company’s Board of Directors. The foregoing will serve as a Directors of the Company until the Company’s 2021 Annual Meeting of Stockholders, or until his successor is duly elected and qualified, effective immediately.

The biography for each of the aforementioned Directors is set forth below:

Mr. Barry J. Davis: Mr. Davis received his Bachelor of Applied Science (Geol) from the University of Canberra in Australia in 1980-86 and MSc in Global Management from the University of Salford, Manchester UK, 2016. Mr. Davis is a member of the AusIMM and AIG for over 30 years. Mr. Davis has extensive corporate experience at consultancy and management on a board level from start up to IPO’s on AIM, HK & TSX to exploration and production companies (Asia Gold Ltd, Eureka Mining Plc, Pan Pacific Gold/Dragon Mountain Gold Ltd and IRGEM Inc). Mr. Davis has successfully negotiated all types of agreements and is fully versed on the legal framework in various countries for exploration, mining and managing risk. Mr. Davis has a strong record on environmental and health and safety in the workplace. Through his work, Mr. Davis has demonstrated success in bringing geological conceptual models involving different precious metals to discoveries. Mr. Davis has been qualified as a “Competent Person” (CP) according to JORC code to produce Independent Reports and Valuations of mineral resources for Au, Fe, Ag, Cu, Pb, Zn and U. Mr. Davis’ work over the past 10 years includes: Founder and Managing director Scythian Mining Limited 2017-present; Exploration Consultant Ordabasy Group, managing a PFS /FS on Cu-Au IOCG deposits Kazakhstan; Head of International Division, 2K Mining Consultants, Aug 20014-July 2015; Developed private gold mining opportunities in Kazakhstan and consulting Jan 2014-Aug 2014, and, Founder, CEO & President of IRG Exploration & Mining Inc, Canada, Hong Kong, and Kazakhstan, Aug 2009-Jan 2014.

Mr. John Forster Emmott: Mr. Emmott is a Solicitor (non-practicing) of the High Court of Australia, Supreme Court of New South Wales (admitted 1978) and Supreme Court of England and Wales (admitted 1985). Mr. Emmott has extensive experience acting for companies and investors in the resource sector throughout the world, in particular in the Commonwealth of Independent States (“CIS”). Over the last twenty-seven (27) years, he has spent much of his time working within the CIS, in particular in Kazakhstan, Azerbaijan, Uzbekistan, and Russia. Mr. Emmott has acted as an adviser to many companies and foreign investors in a wide variety of sectors, particularly the resources sector, as well as state agencies of the Governments of Kazakhstan and Uzbekistan and the Russian Parliament on dispute and investment matters. John has advised a number of governments on energy, investment and arbitration law, including the governments of Azerbaijan and Georgia on the Energy Charter Treaty, the State Duma of the Russian Federation on securities legislation, the Supreme Economic Court of Uzbekistan on international arbitration and the Government of Kazakhstan on various resources and arbitration issues. He has represented the government of Kazakhstan and agencies of the government of Uzbekistan in international arbitrations. He was a regular visitor to Kazakhstan for over 23 years and began acting for the government of Kazakhstan in 1999, eventually relocating to Almaty in 2002. Prior to that Mr. Emmott was a partner in a large law firm in the City of London Since 2014, John has been the sole director of CA Consulting Limited, a legal and business consultancy firm in Almaty.

Mr. Roy Y. Salisbury: Mr. Salisbury brings over thirty-nine years of experience in private and public companies. Mr. Salisbury is currently the Managing Member of C2C, the General Partner of WILLOW GP, a group of exchange funds. His professional experience demonstrates proven success in complete deal-making, including public offerings, private placement and M&A transactions; turnarounds, restructuring and bankruptcy; and dealing with financial institutions, investors, stock exchanges and the SEC for both public and private companies. Mr. Salisbury’s experience includes both domestic and foreign transactions. A former Marine, he has participated as an investor and principal in bankruptcy workouts transactions in the timber and construction industry; travel industry auditing and compliance; oil and gas investments; timber industry in trucking, harvesting, management; electronics manufacturing and distribution; restaurant and hotel industry. Over the past 39 years Mr. Salisbury has been an entrepreneur and business owner many times, in timber & trucking (his first business), recycling, renewable energy, financial services and travel & tourism. Mr. Salisbury has also held a number of positions as a C-Level executive of 3 technology, 2 investment banking and 3 manufacturing companies. From time to time he also functioned as a turnaround specialist for company shareholders and creditors in a number of bankruptcy proceedings.

2

Wayne Y. Yamamoto: Mr. Yamamoto brings over 39 years of successful leadership and innovation in the area of Information Technology, software development and corporate financing. As the CTO of W&W, Mr. Yamamoto led a team to create the first interactive television system for the cable industry. At Quark, Wayne was a member of a five-man executive management team that led Quark to quadruple revenues to over $500 million with worldwide expansion, while maintaining industry high profit margins. Wayne has also been on executive teams as Board member, CEO, President, and CTO of several startups including ResTech, Sierra Medical, Photonic Storage Systems, Call/Recall, Clareos, Arbor Software, and Solutions Technology.

Since 1997, Mr. Yamamoto has been focused on investment banking and structuring financial transactions as the President and Managing Director for a $300 million private investment fund, a director for First Wall Street Capital and as an independent consultant with experience in international commodities trading (petroleum products and Iron Ore), technology, gaming, hospitality, entertainment and large commercial real estate development. Wayne has complete deal making experience including public offerings, reverse mergers, and equity capital. Mr. Yamamoto raised capital for over 30 companies through private placements including PSS, Uniloc, Leap Frog, Tempest, ResTech, Clareos, and Intel Corporation; Mergers and Acquisitions with Conoco-Phillips, Shell and ExxonMobil in the sale of over 2,800 retail locations, and $75MM Acquisition of Times Square Stores for the Pritzker family of Chicago and the Schmidt Family of Germany, and all stages of commercial real estate development including $650MM Financing – Canary Wharf, London, $236MM Debt/Equity Restructuring – Hard Rock Hotel, Biloxi, Mississippi, and $225MM Financing – 1350 Avenue of the Americas, New York, NY.

ITEM 5.06   CHANGE IN SHELL COMPANY STATUS.

On or about June 1, 2020, (the “Closing Date”), Palayan Resources, Inc., a Nevada corporation (the “Company”), Scythian Mining Group Limited, a company duly formed under the laws of United Kingdom (Company#: 11038421) (“SMG”), and SMG’s wholly owned subsidiary SMG-Gold B.V., a Dutch limited liability company (Company KVK# 76235548) (“SMG-Gold”) (SMG is the sole-shareholder of SMG-Gold) entered into a Waiver of Conditions & Closing Agreement waiving certain closing conditions and closing that certain Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, SMG and SMG-Gold dated April 4, 2020, originally reported on Form 8-K filed with the Commission on April 6, 2020, as Exhibit 10.01 and incorporated herein by reference. As a result of the closing of the Share Exchange Agreement, SMG-Gold became a wholly owned subsidiary of the Company and in exchange the Company issued the following shares of its capital stock: 4,000,000 shares of restricted common stock, 1,000,000 of Series A Preferred Stock, 1,500,000 shares of Series B Preferred Stock and 1,000,000 shares of Series C Preferred Stock.

A description of the specific terms and conditions of the acquisition of SMG-Gold by the Company are set forth in the Share Exchange Agreement, which was originally disclosed on Form 8-K filed with the Commission on April 6, 2020 as Exhibit 10.01 and is incorporated herein by reference, and the Waiver of Conditions & Closing Agreement dated June 1, 2020, which was filed on Form 8-K filed with the Commission on June 1, 2020, as Exhibit 10.03 and is incorporated herein by reference.

Additionally, as of the date of the closing of the Share Exchange Agreement, there were no material relationships between the Company and SMG or between the Company and any of SMG’s respective affiliates, directors, or officers, or associates thereof, other than in respect of the Share Exchange Agreement.

Further, as a result of, and as part of, the closing of the Share Exchange Agreement, the Company has assumed various direct financial obligations of SMG-Gold. Specifically, the Company has assumed the following obligations: (1) $100,000 cash payment due on or before July 15, 2020; (2) $400,000 cash payment due on or before August 15, 2020; (3) $250,000 cash payment due on or before October 15, 2020; and (4) one-time issuance of 4,000,000 shares of the Company’s restricted common stock (the “SMG Payments”) at a cost basis of $0.3875 per share.  The SMG Payments are all due and payable to Bulat Umbetocivh Kulchimbayev (“Kulchimbayev”) and/or his assignees.

3

A description of the specific terms and conditions of the acquisition of SMG Payments due and owing by the Company are set forth in Addendum #4 by and between SMG-Gold and Kulchimbayev dated June 1, 2020 (the “Addendum”), which was filed on Form 8-K filed with the Commission on June 1, 2020, as Exhibit 10.04 and is incorporated herein by reference.

Accordingly, and as a matter of law, upon the closing of the Share Exchange Agreement, the Company is no longer considered a “shell company” as that term is defined in Rule 405 of the Securities Act of 1933, as amended.  Rule 405 provides that:

Shell company. The term shell company means a registrant, other than an asset-backed issuer as defined in Item 1101(b) of Regulation AB (§229.1101(b) of this chapter), that has:

 (1)  No or nominal operations; and

 (2)  Either:

            (i)    No or nominal assets;

            (ii)   Assets consisting solely of cash and cash equivalents; or

            (iii)   Assets consisting of any amount of cash and cash equivalents and nominal other assets.

Note: For purposes of this definition, the determination of a registrant’s assets (including cash and cash equivalents) is based solely on the amount of assets that would be reflected on the registrant’s balance sheet prepared in accordance with generally accepted accounting principles on the date of that determination.

We have determined that we were no longer a shell company at June 1, 2020, based upon the fact that we have more than nominal assets, other than cash and more than nominal operations.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

We are including the following discussion to inform our existing and potential security holders generally of some of the risks and uncertainties that can affect our company and to take advantage of the “safe harbor” protection for forward-looking statements that applicable federal securities law affords.

From time to time, our management or persons acting on our behalf may make forward-looking statements to inform existing and potential security holders about our company. All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about, actual or potential future earnings, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: international pandemics, general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our company’s operations, products, services and prices.

4

We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties,most of which are difficult to predict and many of which are beyond our control. Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. You should consider carefully the Risk Factors and other sections of this report, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements. We do not undertake, and specifically disclaim, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We assume no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation. Readers are urged to carefully review and consider the various disclosures made by us in our reports filed with the United States Securities and Exchange Commission (the “SEC”) which attempt to advise interested parties of the risks and factors that may affect our business, financial condition, results of operation and cash flows. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, our actual results may vary materially from those expected or projected.

FORM 10 DISCLOSURE

As disclosed elsewhere in this Report, we completed the Share Exchange Agreement, Item 2.01(f) and 5.01(a)(8) of Form 8-K states that if the registrant was a shell company, as we were, immediately before the transaction disclosed herein, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10 under the Exchange Act. The following information is intended to fulfil this requirement.

The financial information included in the Company’s Form 10-K for the year ended March 31, 2019, as filed with the SEC on September 3, 2019, and the Company’s Form 10-Q for the period ended December 31, 2019, as filed with the SEC on February 2, 2020, is hereby incorporated by this reference.

ITEM 1.	BUSINESS

Corporate History

We were incorporated on July 26, 2013 under the laws of the State of Nevada. Our principal executive offices are located at 9300 Conroy Windermere Rd. #3250, Windermere, FL 34786. Our telephone number is (407) 536-9422. Our fiscal year end is March 31. As a result of the closing of the Share Exchange Agreement (defined below), we have one wholly owned subsidiary, SMG-Gold B.V., a Dutch limited liability company (Company KVK# 76235548).

We are a start-up, exploration stage company. Initially, we purchased a 100% interest in an 8-unit claim block (the “Palayan Gold Claim”) containing approximately 82.7 hectares that is recorded with the Nueva Ecija provincial office of the Department of the Environment and Natural Resources (Mines and Geosciences) of the Republic of the Philippines. The Palayan Gold Claim was assigned to us on June 20, 2013 from Verdasco Enterprises for the sum of $5,000. There has been no production to date, and as of the date hereof, we have no plans to explore the Palayan Gold Claim until such time Company management deems any such exploration financially viable.

On or about June 1, 2020, (the “Closing Date”), Palayan Resources, Inc., a Nevada corporation (the “Company”), Scythian Mining Group Limited, a company duly formed under the laws of United Kingdom (Company#: 11038421) (“SMG”), and SMG’s wholly owned subsidiary SMG-Gold B.V., a Dutch limited liability company (Company KVK# 76235548) (“SMG-Gold”) (SMG is the sole-shareholder of SMG-Gold) entered into a Waiver of Conditions & Closing Agreement waiving certain closing conditions and closing that certain Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, SMG and SMG-Gold dated April 4, 2020, originally reported on Form 8-K filed with the Commission on April 6, 2020, as Exhibit 10.01 and incorporated herein by reference. As a result of the closing of the Share Exchange Agreement, SMG-Gold became a wholly owned subsidiary of the Company.

5

A description of the specific terms and conditions of the acquisition of SMG-Gold by the Company are set forth in the Share Exchange Agreement, which was originally disclosed on Form 8-K filed with the Commission on April 6, 2020 as Exhibit 10.01 and is incorporated herein by reference, and the Waiver of Conditions & Closing Agreement dated June 1, 2020, which was filed on Form 8-K filed with the Commission on June 1, 2020, as Exhibit 10.03 and is incorporated herein by reference.

Additionally, as of the date of the closing of the Share Exchange Agreement, there were no material relationships between the Company and SMG or between the Company and any of SMG’s respective affiliates, directors, or officers, or associates thereof, other than in respect of the Share Exchange Agreement.

Further, as a result of, and as part of, the closing of the Share Exchange Agreement, the Company has assumed various direct financial obligations of SMG-Gold. Specifically, the Company has assumed the following obligations: (1) $100,000 cash payment due on or before July 15, 2020; (2) $400,000 cash payment due on or before August 15, 2020; (3) $250,000 cash payment due on or before October 15, 2020; and (4) one-time issuance of 4,000,000 shares of the Company’s restricted common stock (the “SMG Payments”) at a cost basis of $0.3875 per share.  The SMG Payments are all due and payable to Bulat Umbetovich Kulchimbayev (“Kulchimbayev”) and/or his assignees.

Accordingly, our current plan of operation is to raise necessary funds in order to conduct exploration activities in Kazakhstan.

A description of the specific terms and conditions of the acquisition of SMG Payments due and owing by the Company are set forth in Addendum #4 by and between SMG-Gold and Kulchimbayev dated June 1, 2020 (the “Addendum”), which was filed on Form 8-K filed with the Commission on June 1, 2020, as Exhibit 10.04 and is incorporated herein by reference.

Emerging Growth Company

We are an Emerging Growth Company as defined in the Jumpstart Our Business Startups (“JOBS”) Act.

We shall continue to be deemed an emerging growth company until the earliest of

(A)        the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1,000,000,000 (as such amount is indexed for inflation every 5 years by the Commission to reflect the change in the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics, setting the threshold to the nearest 1,000,000) or more;

(B)        the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

(C)        the date on which such issuer has, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or

(D)        the date on which such issuer is deemed to be a ‘large accelerated filer’, as defined in section 240.12b -2 of title 17, Code of Federal Regulations, or any ‘successor thereto’.

As an emerging growth company, we are exempt from Section 404(b) of Regulation S-K. Section 404(a) requires Issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures.

Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company, we are exempt from Section 14A (a) and (b) of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes.

6

We have elected not to opt out of the extended transition period for complying with any new or revised accounting standards pursuant to Section 107(b) of the JOBS Act.

Current Operations - Kokkus Gold Project, Kazakhstan

Location and Access – Kokkus, Kazakhstan is located a 4-hour drive on tared roads from the regional Oblast center of Karaganda, in central Kazakhstan, see map below.

Geological Model

Kokkus is similar style orebody to Sukhoi Log, in Russia, the largest undeveloped gold deposit in the world containing 63m oz Au (Polyus). The similarities between Sukhoi Log and Kokkus are as follows:

1. Au mineralization is structurally controlled by axial plan cleavage as a result of mega scale folding, over 2.8klm,

2. Au mineralization is hosted in very intense silica and illite (white mica) altered black shales, cherts and siltstone +- quartz veins. The intense alteration footprint from ASTER covers over 7 square klm,

3. The Au is free in both in the oxide and sulphide zones with Au recovery up to 70% from the oxide zone, using a fine grind and gravity circuit, similar to Sukhoi Log and in the sulphide zone, free Au recovery has been tested to 45% in 2018.

4. The Au mineralization fluids originally where controlled by the Bozshakoi fault only 3.5klm to the south east, which controlled a massive granodiorite intrusive body, which has driven the Au mineralization at Kokkus. The Bozshakoi Fault is a major continental scale fault, over 800 km long as a result it would have taped deep into the Earth’s crust and mantle The world class Bozshakoi copper-gold deposit is located 390km north of Kokkus on the same structure.

5. Because of the size of the alteration footprint, structural controls, size of structural controls, current average grade of 1.3g/t Au, and similarities to Sukhoi Log the potential Au resource could be very significant.

Unlike Sukhoi Log, Kokkus is 80% exposed on the surface, and has no other major minerals except pyrite and minor Ag. Picture below.

7

Royalty Obligations and Other Underlying Agreements

None.

Present Condition of the Property and Current State of Exploration

As we have recently acquired access to the Kokkus Gold Claim, we are in the process of attempting to raise capital in order to implement expanded exploration work. Although, previous exploration work was conducted on the Kokkus Gold Claim in 2018, we have determined that we will place little actual reliance on the previously conducted survey’s other than to verify and analyze the results. We envision raising such capital as necessary to conduct additional exploration work and verification of the viability of the Kokkus Gold Claim.

Legal Proceedings

None.

Mine Safety Disclosures

No information concerning mine safety violations or other regulatory matters required by Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 104 of Regulation S-K (17 CFR 229.104) is required to be disclosed herein because we are not the operator of any mine (we have no subsidiaries).

Government Regulation

General

The Company’s activities are subject to extensive federal, state and local laws governing the protection of the environment, prospecting, development, production, taxes, labor standards, occupational health, mine safety, toxic substances and other matters. The costs to comply with such regulatory requirements are substantial and possible future legislation and regulations could cause additional expense, capital expenditures, restrictions and delays in the development and continued operation of the Company’s properties, the extent of which cannot be predicted. In the context of environmental permitting, including the approval of reclamation plans, the Company must comply with known standards and regulations which may entail significant costs and delays. Although the Company has been recognized for its commitment to environmental responsibility and believes it is in substantial compliance with applicable laws and regulations, amendments to current laws and regulations, more stringent application or interpretation of these laws and regulations through judicial review, or administrative action or the adoption of new laws could have a material adverse effect upon the Company and its results of operations.

8

Environmental protection legislation in Kazakhstan

The environmental protection legislation in Kazakhstan has evolved rapidly, especially in recent years. As the subsoil use sector has evolved, there is presently a trend towards greater regulation, heightened enforcement and increased liability for non-compliance with respect to environmental issues. The most significant development was the adoption of the Ecological Code in 2007, which replaced the three principal prior laws on environmental protection. Amendments were made to the code in 2011 that include more stringent environmental protection regulations, particularly relating to the control of greenhouse gas emissions, obtaining environmental permits, state monitoring requirements and other similar matters.

Both under the prior and the existing legislative regime, a company, is obliged to comply with environmental requirements during all stages of a operations. Kazakhstan environmental legislation requires that a state environmental expert examination precede the making of any legal, organizational or economic decisions with respect to an operation that could impact the environment and public health. The Ecological Code requires that the subsoil user obtain environmental permits to conduct its operations. A permit certifies the holder’s right to discharge emissions into the environment, provided that it introduces the “best available technologies” and complies with specific technical guidelines for emissions as set forth by the environmental legislation.

Government authorities and the courts enforce compliance with these permits and violations may result in civil, administrative and/or criminal liability, the curtailment or cessation of operations, orders to pay compensation, orders to remedy the effects of violations and orders to take preventative steps against possible future violations. In certain situations, the issuing authority may modify, renew, suspend or revoke the permits. The Company anticipates filing for all applicable and necessary permits as soon as reasonably practicable.

Additionally, all industrial companies are required to undertake programs to reduce, control or eliminate various types of pollution and to protect natural resources. The Resource Use Contract specifically requires the implementation of environmental controls based on an industrial environmental control program developed by the Company and which is to be approved by the environmental protection authorities. The Ecological Code and the Resource Use Contract set out requirements with respect to environmental insurance. Legal entities carrying out environmentally hazardous activities are required to obtain insurance to cover these activities, in addition to the civil liability insurance which must be held by owners of facilities, the activities of which may cause harm to third parties. The Company does not currently carry the required environmental insurance and the civil liability insurance.

Market, Customers, and Distribution Methods

Although there can be no assurance, large and well capitalized markets are readily available for all metals and precious metals throughout the world. A very sophisticated futures market for the pricing and delivery of future production also exists. The price for metals is affected by a number of global factors, including economic strength and resultant demand for metals for production, fluctuating supplies, mining activities and production by others in the industry, and new and or reduced uses for subject metals.

The mining industry is highly speculative and of a very high-risk nature. As such, mining activities involve a high degree of risk, which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Few mining projects actually become operating mines.

9

The mining industry is subject to a number of factors, including intense industry competition, high susceptibility to economic conditions (such as price of metal, foreign currency exchange rates, and capital and operating costs), and political conditions (which could affect such things as import and export regulations, foreign ownership restrictions). Furthermore, the mining activities are subject to all hazards incidental to mineral exploration, development and production, as well as risk of damage from earthquakes, any of which could result in work stoppages, damage to or loss of property and equipment and possible environmental damage. Hazards such as unusual or unexpected geological formations and other conditions are also involved in mineral exploration and development.

Competition

The mineral exploration industry is highly competitive. We are a new and exploration stage company and have a weak competitive position in the industry. We compete with junior and senior mineral exploration companies, independent producers and institutional and individual investors who are actively seeking to acquire mineral exploration properties throughout the world together with the equipment, labor and materials required to operate on those properties. Competition for the acquisition of mineral exploration interests is intense with many mineral exploration leases or concessions available in a competitive bidding process in which we may lack the technological information or expertise available to other bidders.

Many of the mineral exploration companies with which we compete for financing and for the acquisition of mineral exploration properties have greater financial and technical resources than those available to us. Accordingly, these competitors may be able to spend greater amounts on acquiring mineral exploration interests of merit or on exploring or developing their mineral exploration properties. This advantage could enable our competitors to acquire mineral exploration properties of greater quality and interest to prospective investors who may choose to finance their additional exploration and development. Such competition could adversely impact our ability to attain the financing necessary for us to acquire further mineral exploration interests or explore and develop our current or future mineral exploration properties.

We also compete with other junior mineral exploration companies for financing from a limited number of investors that are prepared to invest in such companies. The presence of competing junior mineral exploration companies may impact our ability to raise additional capital in order to fund our acquisition or exploration programs if investors perceive that investments in our competitors are more attractive based on the merit of their mineral exploration properties or the price of the investment opportunity. In addition, we compete with both junior and senior mineral exploration companies for available resources, including, but not limited to, professional geologists, land specialists, engineers, camp staff, helicopters, float planes, mineral exploration supplies and drill rigs.

General competitive conditions may be substantially affected by various forms of energy legislation and/or regulation introduced from time to time by the governments of Kazakhstan, the United States and other countries, as well as factors beyond our control, including international political conditions, overall levels of supply and demand for mineral exploration.

In the face of competition, we may not be successful in acquiring, exploring or developing profitable gold or mineral properties or interests, and we cannot give any assurance that suitable gold or mineral properties or interests will be available for our acquisition, exploration or development. Despite this, we hope to compete successfully in the gold or mineral industry by:

•         keeping our costs low;

•         relying on the strength of our management’s contacts; and

•         using our size and experience to our advantage by adapting quickly to changing market conditions or responding swiftly to potential opportunities.

Intellectual Property

None.

Research and Development

We have not incurred any research and development expenses since our inception.

10

Reports to Security Holders

We are subject to the reporting and other requirements of the Exchange Act and we intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each fiscal year. We may also file additional documents with the Commission if they become necessary in the course of our company’s future operations.

The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

Environmental Regulations

We are not aware of any material violations of environmental permits, licenses or approvals that have been issued with respect to our future operations. We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements.

While our intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products, which could have a material adverse effect on our results of future operations.

Item 1A.      Risk Factors

Any investment in our common stock involves a high degree of risk. You should consider carefully the risks and uncertainties described below, and all other information contained in this report, before you decide whether to purchase our common stock. The occurrence of any of the following risks could harm our business. You may lose part or all of your investment due to any of these risks or uncertainties. These are speculative stocks and should be purchased by only those who can afford to lose their entire investment.

Risks Related to Our Business

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern.

We incurred a net loss for the year ended March 31, 2019 and we expect to incur further losses in the development of its business, all of which raises substantial doubt about the Company’s ability to continue as a going concern. We are in the exploration stage and have yet to attain profitable operations and in their report on our financial Statements for the period from inception to March 31, 2019, our independent auditors included an explanatory paragraph regarding the substantial doubt about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that led to this disclosure by our independent auditors.

We are governed by only one person, Mr. Jenkins, which may lead to faulty corporate governance.

We have only one director and officer who makes all the decisions regarding corporate governance. This includes their (executive) compensation, accounting overview, related party transactions and so on. They will also have full control over matters that require Board of Directors approval. This may introduce conflicts of interest and prevent the segregation of executive duties from those that require Board of Directors approval. This may lead to ineffective disclosure and accounting controls. Noncompliance with laws and regulations may result in fines and penalties. They would have the ability to take any action as they themselves review them and approve them. They would exercise control over all matters requiring shareholder approval including significant corporate transactions. We have not implemented various corporate governance measures, nor have we adopted any independent committees as we presently do not have any independent directors.

11

Mr. Jenkins, our president and director, has other time commitments that will prevent him from devoting full-time to our operations, which may affect our future operations.

Because Mr. Jenkins, who is responsible for all of our business activities, does not devote his full working time to our operation and management, the implementation of our business plans may be impeded. Mr. Jenkins has other obligations and time commitments, which may slow our future operations and impact our financial results. Additionally, when Mr. Jenkins becomes unable to handle the daily operations on his own, we may not be able to hire additional qualified personnel to replace him in a timely manner. If this event should occur, we may not be able to implement our business plan in a timely manner or at all. See “Directors and Executive Officers”.

The probability of a mineral claim having profitable reserves is very rare and our claim, even with large investments, may never generate a profit.

We are dependent upon our mining property for success. All anticipated future revenues would come directly from the Kokkus Gold Claim. Should we fail to extract and sell gold from this property, our business will fail. Mineral deposit estimates are imprecise and subject to error, and resource calculations when made may prove unreliable. Assumptions made regarding the supporting data may prove inaccurate and unforeseen events may lead to further inaccuracies. Sample variability, mining and processing adjustments, environmental changes, metal price fluctuations, and law and regulation changes are all factors that could lead to deviances from the original estimations. No assurances can be given that any mineral deposit estimate will ever be reclassified as a reserve. We have no known ore reserves. Despite future investment in exploration activities, there is no guarantee we will locate a commercially viable ore reserve. Most exploration projects do not result in discovery of commercially viable mineable deposits. With little capital available, we will have to limit our exploration which decreases the chances of finding a commercially viable ore body. Even if gold is identified, the Kokkus Gold Claim may not be put into production due to high extraction costs, low gold prices, or inadequate amount and reduced recovery rates. If the exploration activities do not suggest a commercially successful prospect, then we may altogether abandon plans to develop the property.

The exploration and prospecting of minerals is speculative and extremely competitive which may make success difficult.

We face strong competition from other mining companies for the acquisition of new properties. New properties increase the probability of discovering a profitable reserve. Most companies have greater financial and managerial resources than we do and can acquire and explore attractive new mining properties. We will face similar difficulties raising new capital to expand operations against the larger, better capitalized competitors. Limited supply and unforeseen demand from larger, more competitive companies may make secure all necessary equipment and materials difficult and may result in periodic interruptions or even business failure. Success depends on a combination of many factors including but not limited to the quality of management, technical (geological) expertise, quality of land available for exploration and the capital available for exploration.

We are subject to inherent mining hazards and risks that may result in future financial obligations.

Risks and hazards associated with the mining industry may adversely affect our future operations such as but not limited to: political and country risks, industrial accidents, labor disputes, inability to retain necessary personnel or equipment, environmental hazards, unexpected geologic formations, cave-ins, landslides, flooding and monsoons, fires, explosions, power outages, processing problems. Personal injury and death could result as well as property damage, delays in mining, environmental damage, legal liability and monetary loss. We may not be able to obtain insurance to cover these risks at economically reasonable premiums. We do not carry any sort of insurance and may have difficulties obtaining such once operations start as insurance is generally sparse and cost prohibitive.

We do not expect positive cash flow from future operations in the near term. If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to continue our business and as a result may be required to scale back or cease operations for our business.

We do not expect positive cash flow from future operations in the near term. There is no assurance that actual cash requirements will not exceed our estimates. In particular, additional capital may be required in the event that:

12

•         drilling, exploration and completion costs for our Kokkus Gold Claim increase beyond our expectations; or

•         we encounter greater costs associated with general and administrative expenses or other costs.

•         The occurrence of any of the aforementioned events could adversely affect our ability to meet our business plans.

We will depend almost exclusively on outside capital to pay for the continued exploration and development of our properties. Such outside capital may include the sale of additional stock and/or commercial borrowing. We can provide no assurances that any financing will be successfully completed.

Capital may not continue to be available if necessary, to meet these continuing development costs or, if the capital is available, that it will be on terms acceptable to us. The issuance of additional equity securities by us would result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

If we are unable to obtain financing in the amounts and on terms deemed acceptable to us, we may be unable to continue our business and as a result may be required to scale back or cease future operations for our business, the result of which would be that our stockholders would lose some or all of their investment.

Because we anticipate our operating expenses will increase prior to our earning revenues, we may never achieve profitability.

Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. We therefore expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from the exploration of our mineral claim, we will not be able to earn profits or continue future operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide no assurance that we will generate any revenues or ever achieve profitability. If we are unsuccessful in addressing these risks, our business will most likely fail.

Because of the inherent dangers involved in mineral exploration, there is a risk that we may incur liability or damages as we conduct our business.

The search for valuable minerals involves numerous hazards. As a result, we may become subject to liability for such hazards, including pollution, cave-ins and other hazards against which we cannot insure or against which we may elect not to insure. At the present time we have no coverage to insure against these hazards. The payment of such liabilities may have a material adverse effect on our financial position.

Our By-laws contain provisions indemnifying our officers and directors against all costs, charges, and expenses incurred by them.

Our By-laws contain provisions with respect to the indemnification of our officers and directors against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him, including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is made a party by reason of his being or having been one of our directors or officers.

Risks Related to the Ownership of Our Stock

The continued sale of our equity securities will dilute the ownership percentage of our existing stockholders and may decrease the market price for our common stock.

Given our lack of revenues and the doubtful prospect that we will earn significant revenues in the next several years, we will require additional financing for the next 12 months, which may require us to issue additional equity securities. We expect to continue our efforts to acquire financing to fund our planned development and expansion activities, which may result in dilution to our existing stockholders.

13

We do not intend to pay dividends and there will thus be fewer ways in which you are able to make a gain on your investment.

We have never paid dividends and do not intend to pay any dividends for the foreseeable future. To the extent that we may require additional funding currently not provided for in our financing plan, our funding sources may prohibit the declaration of dividends. Because we do not intend to pay dividends, any gain on your investment will need to result from an appreciation in the price of our common stock. There will therefore be fewer ways in which you are able to make a gain on your investment.

Because the SEC imposes additional sales practice requirements on brokers who deal in shares of penny stocks, some brokers may be unwilling to trade our securities. This means that you may have difficulty reselling your shares, which may cause the value of your investment to decline.

Our shares are classified as penny stocks and are covered by section 15(g) of the Securities Exchange Act of 1934 (the “Exchange Act”) which imposes additional sales practice requirements on brokers-dealers who sell our securities. For sales of our securities, broker-dealers must make a special suitability determination and receive a written agreement prior from you to making a sale on your behalf. Because of the imposition of the foregoing additional sales practices, it is possible that broker-dealers will not want to make a market in our common stock. This could prevent you from reselling your shares and may cause the value of your investment to decline.

FINRA sales practice requirements may limit your ability to buy and sell our common stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

Our compliance with the Sarbanes-Oxley Act and SEC rules concerning internal controls will be time-consuming, difficult, and costly.

It will be time-consuming, difficult and costly for us to develop and implement the internal controls, processes and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional personnel to do so, and if we are unable to comply with the requirements of the legislation, we may not be able to obtain the independent accountant certifications that the Sarbanes-Oxley Act requires publicly traded companies to obtain.

We are an “emerging growth company” under the JOBS Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we may rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile. We will remain an “emerging growth company” for up to five years, although we will lose that status sooner if our revenues exceed $1 billion, if we issue more than $1 billion in non-convertible debt in a three year period, or if the market value of our common stock that is held by non-affiliates exceeds $700 million.

14

Because we have elected to use the extended transition period for complying with new or revised accounting standards for an “emerging growth company” our financial statements may not be comparable to companies that comply with public company effective dates.

We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows us to delay the adoption of new or revised accounting standards. As a result of this election, our financial statements may not be comparable to public companies that comply with public company effective dates. Because our financial statements may not be comparable to companies that comply with public company effective dates, investors may have difficulty evaluating or comparing our business, performance or prospects in comparison to other public companies, which may have a negative impact on the value and liquidity of our common stock.

Employees

We currently have no full-time employees.

ITEM 2.	FINANCIAL INFORMATION

Management’s Discussion/Analysis of Financial Condition and Results of Operations

Forward-looking Statements

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements.  You can identify forward-looking statements by the use of the words may, will, should, could, expects, plans, anticipates, believes, estimates, predicts, intends, potential, proposed, or continue or the negative of those terms.  These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements.  Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

The following review of operations are for the years ending March 31, 2019 and December 31, 2018 and the nine month periods ending December 31, 2019 and December 31, 2018 and should be read in conjunction with our Condensed Consolidated Financial Statements and the Notes included in this Form 8-K and with the Consolidated Financial Statements, Notes and Management’s Discussion.

Discussion as of December 31, 2019

Liquidity and Capital Resources

Our capital commitments for the coming 12 months consist of administrative expenses, expenses associated with the completion of our planned exploration program and costs of distribution of the securities being registered in this report. Including this exploration work and other costs, we estimate that we will have to incur the following expenses during the next 12 months:

15

Description	Estimated Completion Date (1)	Estimated Expenses ($)
Legal and accounting fees and expenses(2)	12 months	16,600
Investor relations and capital raising	12 months	Nil
General and administrative expenses	12 months	42,000
Transfer Agent	12 months	3,100
Total		61,700

(1) Budget Items are listed in order of priority.

(2) Includes $16,600 for accounting and auditing.

Since our initial share issuances, our company has been unable to raise additional cash forcing it to rely in the future upon cash advances from its directors to meet current and future liabilities over the next few months. Based on our cash on hand of approximately $1,054 as at December 31, 2019, we will be required to raise additional funds to execute a plan of operations going forward. We have no commitment from anyone to contribute funds to the Company. If we are unable to raise sufficient funds to execute a plan of operation, we intend to scale back our operations commensurately with the funds available to us. In that regard, we will prioritize expenditures to (in order of priority): We intend to raise the capital that we require through the private placement of our securities. However, we have not received any financing commitments and there is no guarantee that we will be successful in so doing.

We have no plant or significant equipment to sell, nor are we going to buy any plant or significant equipment during the next 12 months. We do not intend to hire any employees at this time.

Limited Operating History; Need for Additional Capital

There is no historical financial information about us upon which to base an evaluation of our performance as an exploration corporation. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources.

We have no assurance that financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to commence, continue, develop or expand our exploration activities. Even if available, equity financing could result in additional dilution to existing shareholder.

Results of Operations

Revenues

From our inception on July 26, 2013 (date of inception) to December 31, 2019, we did not generate any revenues.

Expenses

Three months ended December 31, 2019 and 2018

During the three months ended December 31, 2019, we incurred operating expenses of $17,243 compared to $4,677 during the three months ended December 31, 2018. We incurred $3,500 in accounting fees, $1,743 for business licensing and $12,000 in consulting fees to our President and Director for services rendered, the Company incurred $830 in additional transfer agent and filing fees for its second quarter filing.

Net Loss

During the three months ended December 31, 2019, we incurred a net loss of $18,329 compared to a net loss of $4,677 for the three months ended December 31, 2018. In addition to operating expense, the Company incurred $1,086 of interest expense for a $5,000 loan payable which is unsecured, bears interest at 10% per annum, and is due on demand, and on two new Convertible Promissory Notes bearing interest at 10% per annum. For the three months ended December 31, 2019 and 2018, the Company incurred a loss per share of $nil.

16

Liquidity and Capital Resources

At December 31, 2019, the Company had cash and total assets of $1,054 compared with cash and total assets of $2,111 at March 31, 2019. Overall, there was no material change in cash or total assets during the period as the Company had minimal transactions and, due to the lack of sufficient cash funding in the Company, the majority of operating expenses incurred were unpaid as of December 31, 2019.

At December 31, 2019, the Company had liabilities of $198,933 compared to liabilities of $150,359 at March 31, 2019. The increase in liabilities is due to $154 of accrued interest, a $931 increase in Notes payable for two new Convertible Promissory Notes, each bears interest at 10% per annum, and $32,500 for the 9 month total of Consulting fees increase in amounts due to related parties for unpaid consulting fees to the President and Director of the Company.

During the three months ended December 31, 2019, the Company did not have any equity or capital transactions.

Cash Flows

Cash from Operating Activities

During the nine months ended December 31, 2019, we used cash of $8,982 for operating activities compared to $26,982 during the nine months ended December 31, 2018. The decrease in cash used for operating activities is primarily due to costs incurred for DTC eligibility of $9,500 during the three months ended December 31, 2018.

Cash from Investing Activities

During the nine months ended December 31, 2019 and 2018, we did not have any investing activities.

Cash from Financing Activities

During the nine months ended December 31, 2019, we received $5,000 of funding from a loan payable which is unsecured, bears interest at 10% per annum, and is due on demand. During the nine months ended December 31, 2019, we received $2,925 in cash and $114 of expenses paid in behalf of the Company from Irvine America MB Management, LLC, a related party, in the form of two Convertible Promissory Notes, the first note dated November 29, 2019 for $2,100 and the second note dated December 13, 2019 was for $825 in cash and $114 in expense paid, each note bears interest at 10% per annum, and are due February 26, 2020 and March 13, 2020 respectively. The Notes are convertible into the common stock of the company During the nine months ended December 31, 2019, the Company received $17,500 from the former President and Director. The amounts owed to the former President and Director of the Company is unsecured, non-interest bearing, and due on demand.

Discussion as of March 31, 2019

Liquidity and Capital Resources

Since inception we have raised capital through private placements of common stock aggregating $30,000 with our only two shareholders and officers: Mr. Cortez and Mr. Soo. Our capital commitments for the coming 12 months consist of administrative expenses, expenses associated with the completion of our planned exploration program and costs of distribution of the securities being registered in this report. Including this exploration work and other costs, we estimate that we will have to incur the following expenses during the next 12 months:

17

Description	Estimated Completion Date (1)	Estimated Expenses ($)
License Renewal Fee		1,600
Legal and accounting fees and expenses(2)	12 months	16,600
Investor relations and capital raising	12 months	Nil
General and administrative expenses	12 months	2,500
Exploration expenses(3)	12 months	16,800
Transfer Agent	12 months	2,500
Total		40,000

(1) Budget Items are listed in order of priority.

(2) Includes $16,600 for accounting and auditing.

(3) For Phase I and Phase II of the recommended exploration program.

Since our initial share issuances, our company has been unable to raise additional cash forcing it to rely in the future upon cash advances from its directors to meet current and future liabilities over the next few months. Based on our cash on hand of approximately $2,111 as at March 31, 2019, we will be required to raise additional funds to execute our current plan of operation. We have no commitment from anyone to contribute funds to the Company. If we are unable to raise sufficient funds to execute our plan of operation, we intend to scale back our operations commensurately with the funds available to us. In that regard, we will prioritize expenditures to (in order of priority): (i) maintain our mineral exploration license; and (ii) to conduct our planned exploration activities. We intend to raise the capital that we require through the private placement of our securities or through loans from our President. However we have not received any financing commitments and there is no guarantee that we will be successful in so doing. As at the date of this report, we have sufficient cash on hand to renew of mineral exploration permit and to complete the registration of the securities pursuant to this report, and to sustain our subsequent continuous reporting requirements for a six-month period hereafter.

We have no plant or significant equipment to sell, nor are we going to buy any plant or significant equipment during the next 12 months. We will not buy any equipment unless we locate a body of ore and determine that it is economical to extract the ore from the land. We may attempt to interest other companies to undertake exploration work on the Palayan Gold Claim through joint venture arrangement or even the sale of part of the Palayan Gold Claim. Neither of these avenues has been pursued as of the date of this report. Our geologist has recommended an exploration program for the Palayan Gold Claim. However, even if the results of this work suggest further exploration work is warranted, we do not presently have the requisite funds and so will be unable to complete anything beyond the exploration work on Phase I recommended in the Report until we raise more money or find a joint venture partner to complete the exploration work. If we cannot find a joint venture partner and do not raise more money, we will be unable to complete any work beyond the exploration program recommended by our geologist. If we are unable to finance additional exploration activities, we do not have alternative operational plans. We do not intend to hire any employees at this time. All of the work on the Palayan Gold Claim will be conducted by Mr. Cortez who has extensive experience in geology. He will be responsible for supervision, surveying, exploration, and excavation and will be capable of evaluating the information derived from the exploration and excavation including advising our company on the economic feasibility of removing any mineralized material we may discover.

Limited Operating History; Need for Additional Capital

There is no historical financial information about us upon which to base an evaluation of our performance as an exploration corporation. We are an exploration stage company and have not generated any revenues from our exploration activities. We cannot guarantee we will be successful in our exploration activities. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration of our properties, and possible cost overruns due to price and cost increases in services.

To become profitable and competitive, we must invest in the exploration of our property before we start production of any minerals that we may find. Therefore, we must obtain equity or debt financing to provide the capital required to fully implement both phases of our exploration program. We have no assurance that financing will be available to us on acceptable terms. If financing is not available on satisfactory terms, we may be unable to commence, continue, develop or expand our exploration activities. Even if available, equity financing could result in additional dilution to existing shareholder.

18

Results of Operations

For the years ended March 31, 2019 and 2018

Lack of Revenues

We have limited operational history. From our inception on July 26, 2013 (date of inception) to March 31, 2019, we did not generate any revenues. As a mineral pre-exploration company, we anticipate that we will incur substantial losses for the foreseeable future and do not believe we will be able generate revenues during the next 12 months.

Expenses

During the year ended March 31, 2019, we incurred operating expenses of $31,666 comprised of $17,493 of professional fees relating to legal, accounting, and audit fees with respect to our SEC filings, and $14,173 for general and administrative costs which included transfer agent and filing costs. During the year ended March 31, 2018, we incurred operating expenses of $39,858 comprised of $21,852 of professional fees relating to legal, accounting, and audit fees with respect to our SEC filings, and $18,006 for general and administrative costs which included $12,000 of transfer agent costs relating to obtaining our DTC eligibility status. The decrease in our operating expenses was due to lower legal fees and transfer agent costs as we incurred expenses in the prior year relating to our DTC eligibility status.

Net Loss

During the year ended March 31, 2019, we incurred a net loss of $31,666 or $nil per share compared with $39,858 and $nil per share for the year ended March 31, 2018.

Balance Sheets

At March 31, 2019, we had cash and total assets of $2,111 compared with cash and total assets of $1,918 as of March 31, 2018. The overall cash balance was consistent with prior year as the Company had minimal transactions during the year and all out-of-pocked expenditures were financed by loans from related parties.

During the years ended March 31, 2019 and 2018, we did not have any capital transactions.

Cash Flows

Operating Activities

During the year ended March 31, 2019, we used cash of $20,307 for operating activities compared with $38,358 during the year ended March 31, 2018. The decrease in the cash used for operating activities is due to the fact that the Company incurred $12,000 of DTC eligibility costs as part of its normal operating costs during the prior year.

Investing Activities

During the years ended March 31, 2019 and 2018, we did not have any investing activities.

Financing Activities

During the years ended March 31, 2019 and 2018, we received $20,500 and $32,000 of financing from the President of the Company, respectively. The amounts owing are unsecured, non-interest bearing, and due on demand.

Trends

We are in the pre-exploration stage, have not generated any revenue and have no prospects of generating any revenue in the foreseeable future. We are unaware of any known trends, events or uncertainties that have had, or are reasonably likely to have, a material impact on our business or income, either in the long term of short term, other than as described in this section or in “Risk Factors”.

19

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our stockholders.

Inflation

The effect of inflation on our revenues and operating results has not been significant.

Critical Accounting Policies

Our financial statements are presented in United States dollars and are prepared using the accrual method of accounting which conforms to US GAAP.

Going Concern

The Company’s financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated no revenues to date and has an accumulated deficit of $176,248. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability to raise equity or debt financing, and the attainment of profitable operations from the Company's future business. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods presented. We are required to make judgments and estimates about the effect of matters that are inherently uncertain. Although, we believe our judgments and estimates are appropriate, actual future results may be different; if different assumptions or conditions were to prevail, the results could be materially different from our reported results.

Mineral Properties

The Company has been in the exploration stage since its formation on July 26, 2013 and has not yet realized any revenues from its planned operations. Mineral property acquisition costs are capitalized as incurred. Exploration and evaluation costs are expensed as incurred until proven and probable reserves are established. The Company assesses the carrying costs for impairment under ASC 360, “Property, Plant, and Equipment” at each fiscal quarter end. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs then incurred to develop such property, are capitalized. Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations.

Long-Lived Assets

Long-Lived assets, such as property and equipment, mineral properties, and purchased intangibles with finite lives (subject to amortization), are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable in accordance with A 360 “Property, Plant, and Equipment”. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life.

20

Recoverability of assets is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by an asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized as the amount by which the carrying amount exceeds the estimated fair value of the asset. The estimated fair value is determined using a discounted cash flow analysis. Any impairment in value is recognized as an expense in the period when the impairment occurs. Our management has considered the conditions outlined in ASC 360 and determined that there was an impairment charge of $5,000 for the mineral property as at March 31, 2016.

Income Taxes

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740, Accounting for Income Taxes, as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in these financial statements because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

Recent Accounting Pronouncements

We review new accounting standards as issued. Although some of these accounting standards issued or effective after the end of our previous fiscal year may be applicable to us, we have not identified any standards that we believe merit further discussion. We believe that none of the new standards will have a significant impact on our financial position, future operations or cash flows.

ITEM 3.	PROPERTIES

We own no real property. We currently lease office space located at 9300 Conroy Windermere Rd. #3250, Windermere, FL 34786. We believe this space will fit our current needs for the immediate future.

ITEM 4.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the Company's common stock beneficially owned on June 9, 2020, for (i) each shareholder the Company knows to be the beneficial owner of 5% or more of its outstanding common stock, (ii) each of the Company's executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company's knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. At June 9, 2020, 34,020,000 shares of the Company's common stock were outstanding.

21

Name of Person or Group(1)	# of Shares of Common Stock Owned	% of Common Stock Ownership	# of Preferred A Stock Owned	% of Preferred A Stock Ownership(2)	# of Preferred B Stock Owned	% of Preferred B Stock Ownership(5)	# of Preferred C Stock Owned	% of Preferred C Stock Ownership(3)	Total Voting Securities	% of Ownership of Voting Securities
James E. Jenkins	20,000	0.00059%	NIL	0.00%	NIL	NIL	NIL	NIL	20,000	0.00013%

Wayne Yamamoto	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

Roy Y. Salisbury	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

John Emmott	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL	NIL

Scythian Mining Group(4)	NIL	0.00%	1,000,000	100.00%	NIL	NIL	1,000,000	100.00%	100,000,000	67.1%

Abellant Trust(6)	NIL	0.00%	NIL	0.00%	1,500,000	100%	NIL	NIL	15,000,000	10.1%

All executive officers and directors as a group (three persons)	20,000	0.00059%	1,000,000	100.00%	1,500,000	100%	1,000,000	100.00%	115,020,000	77.2%

(1)Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial. The total voting securities as of June 9, 2020 is 149,020,000 shares and the percentage of ownership of voting securities above is based off of such number.

(2)The Series A Preferred Shares carry the following rights, preferences and privileges, each Series A Preferred Share has voting rights of 100-1, the equivalent of 100,000,000 voting shares prior to conversion, and each share of Series A Preferred Stock converts into shares of the Company’s common stock at a rate of one Series A Preferred Share for 15 shares of the Company’s common stock, for a total, on an as converted basis, of 15,000,000 common shares.

(3) The Series C Preferred Shares carry the following rights, preferences and privileges, each Series C Preferred Share has no voting rights (prior to conversion) and each share of Series C Preferred Stock converts into shares of the Company’s common stock at a rate of one Series A Preferred Share for 30 shares of the Company’s common stock, for a total on an as converted basis of 30,000,000 common shares.

(4)Barry Davis, a member of the Company’s Board of Directors, has voting and dispositive control over the Series A Preferred Shares and the Series C Preferred Shares as he is the Managing Director of Scythian Mining Group Limited.

(5)The Series B Preferred Shares carry the following rights, preferences and privileges, each Series B Preferred Share has voting rights (prior to conversion) of 10-1 and each share of Series B Preferred Stock converts into shares of the Company’s common stock at a rate of one Series B Preferred Share for 10 shares of the Company’s common stock, for a total, on an as converted basis, of 15,000,000 common shares.

(6)Victor Elias, trustee for the Abellant Trust, has voting and dispositive control over the Series B Preferred Shares.

(7)Mssrs. Joel Dulatre Cortez and Mark Christian Soo have opted not to exchange their shares of Company common stock totaling 15,000,000 (10,000,000 beneficially owned by Mr. Cortez and 5,000,000 beneficially owned by Mr. Soo) shares in the aggregate for Series B Preferred Stock. Instead, Mssrs. Cortez and Soo will retain their shares of restricted Company common stock.

Future sales by existing stockholders

Currently, Rule 144 of the Securities Act of 1933, as amended, (the “Act”) is unavailable for the resale of our shares of common stock because we are categorized as a “shell company” as that term is defined in Reg. 405 of the Act. A “shell company” is a corporation with no or nominal assets or its assets consist solely of cash, and no or nominal operations.  One year from the date that we file this Form 8-K, Rule 144 will then be available for the resale of our restricted securities.

22

ITEM 5.	DIRECTORS AND EXECUTIVE OFFICERS

Identification of Executive Officers and Directors of the Company

Asdasdasdasdasda
Name and Address of Beneficial Owner Directors and Officers:	AGE	Class	Shares Held or Controlled1,	Percentage of Class[2]

James E. Jenkins 9300 Conroy Windermere Rd. Suite #3250 Windermere, FL 34786	65	Common	20,000	0.00133%
Wayne Yamamoto 8405 Rio San Diego Dr., #5340, San Diego, CA, 92108	65	None	Nil	0.00%
Roy Y. Salisbury 286 Ferry Street Lewiston, ME, 04240	62	None	Nil	0.00%
John Emmott Kemp House, 160 City Road, London, United Kingdom, EC1V 2NX	67	None	Nil	0.00%
Scythian Mining Group Limited c/o Barry Davis Kemp House, 160 City Road, London, United Kingdom, EC1V 2NX	64	Series A & C Preferred	1,000,000 Series A 1,000,000 Series C	67.1%
All executive officers and directors as a group			20,000	85.8%

1.        The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares, which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The entities or persons named in the table have sole voting and investment power with respect to all shares of common stock shown that are beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

2.        The Series A Preferred Shares carry the following rights, preferences and privileges, each Series A Preferred Share has voting rights of 100-1, the equivalent of 100,000,000 voting shares prior to conversion, and each share of Series A Preferred Stock converts into shares of the Company’s common stock at a rate of one Series A Preferred Share for 15 shares of the Company’s common stock, for a total, on an as converted basis, of 15,000,000 common shares. Accordingly, and for simplicities sake, the “Percentage of Class” as set forth in the table above has been calculated on an as converted basis.

3.        The Series C Preferred Shares carry the following rights, preferences and privileges, each Series C Preferred Share has no voting rights (prior to conversion) and each share of Series C Preferred Stock converts into shares of the Company’s common stock at a rate of one Series A Preferred Share for 30 shares of the Company’s common stock, for a total on an as converted basis of 30,000,000 common shares. Accordingly, and for simplicities sake, the “Percentage of Class” as set forth in the table above has been calculated on an as converted basis.

4.        The Series A Preferred Shares and the Series C Preferred Shares are beneficially owned by Mr. Barry Davis, a member of the Company’s board of directors, who is the current Managing Director of Scythian Mining Group Limited.

Term of Office

Each director of the Company serves for a term of one year and until his successor is elected and qualified at the next Annual Shareholders’ Meeting, or until his death, resignation or removal. Each officer of the Company serves for a term of one year and until his successor is elected and qualified at a meeting of the Board of Directors.

Significant Employees

None.

Family Relationships

There are no family relationships among the Company’s officers, directors or persons nominated for such positions.

23

 Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)    A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)    Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.            Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.            Engaging in any type of business practice; or

iii.            Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)    Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)    Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)    Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)    Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.          Any Federal or State securities or commodities law or regulation; or

ii.        Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

24

iii.         Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)    Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Code of Ethics

We have adopted a corporate code of ethics. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. A copy of the code of ethics was filed as an Exhibit to our Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on July 21, 2014.

Committees of the Board of Directors

The Company does not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are undertaken by our Board of Directors

Audit Committee

The Company has not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors.  The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.  The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls.  The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

ITEM 6.	EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE[1]
Name and Principal Position	Fiscal Year	Salary ($)	All Other Compensation ($)[2]	Total ($)
James E. Jenkins President, CEO, CFO & Director	2020	22,500	10,500	33,000
	2019	NIL	32,500	32,500
	2018	—	—	—
Wayne Yamamoto, Director	2020	NIL	NIL	NIL
	2019	NIL	NIL	NIL
	2018	—	—	—

25

Roy Y. Salisbury, Director	2020	NIL	NIL	NIL
	2019	NIL	NIL	NIL
	2018	—	—	—
John Emmott, Director	2020	NIL	NIL	NIL
	2019	NIL	NIL	NIL
	2018	—	—	—
Barry Davis, Director	2020	NIL	NIL	NIL
	2019	—	—	—
	2018	—	—	—
Joel Dulatre Cortez, Former Officer & Director	2020	NIL	NIL	NIL
	2019	NIL	NIL	NIL
	2018	NIL	NIL	NIL
Mark Christian Soo, Former Officer & Director	2020	NIL	NIL	NIL
	2019	NIL	NIL	NIL
	2018	NIL	NIL	NIL

1.        We have omitted certain columns in the summary compensation table pursuant to Item 402(a)(5) of Regulation S-K as no compensation was awarded to, earned by, or paid to any of the executive officers or directors required to be reported in that table or column in any fiscal year covered by that table.

2.        The “All Other Compensation” column is used to disclose the aggregate amount of all compensation that the company could not properly report in any other column of the Summary Compensation Table (with a limited exceptions).

Option Grants

We have not granted any options or stock appreciation rights to our named executive officers or directors since inception.  We do not have any stock option plans.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers.  We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Compensation Committee

We do not currently have a compensation committee of the board of directors or a committee performing similar functions.  The board of directors as a whole participates in the consideration of executive officer and director compensation.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

None of the directors or executive officers of the Company, nor any person who owned of record or was known to own beneficially more than 5% of the Company’s outstanding shares of its common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction that has occurred during the past two fiscal years, or in any proposed transaction, which has materially affected or will affect the Company.

26

With regard to any future related party transaction, we plan to fully disclose any and all related party transactions in the following manner:

•         Disclosing such transactions in reports where required;

•         Disclosing in any and all filings with the SEC, where required;

•         Obtaining disinterested directors’ consent; and

•         Obtaining shareholder consent where required.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of the Company’s Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, we have no independent directors.

Review, Approval or Ratification of Transactions with Related Persons

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

ITEM 8.	LEGAL PROCEEDINGS

We know of no material, existing or pending legal proceedings against the Company, nor is the Company involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which directors, officers or any affiliates, or any registered or beneficial shareholders, of the Company is an adverse party or has a material interest adverse to the interests of the Company.

ITEM 9.	MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market for Common Equity and Related Stockholder Matters

a)  Market Information.  Our Common Stock is quoted in the over-the-counter market on OTCQB with the symbol PYLN. The following table sets forth the range of high and low bid prices for the years ended March 31, 2019 and 2020. These bid prices reflect inter-dealer prices without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.  Our Common Stock is thinly traded.

b)  Holders of Record. As of June 9, 2020, there were approximately 21 shareholders holders of record of the Company’s Common Stock.

Year Ending March 31, 2020	High Bid	Low Bid
Fourth Quarter	$1.00	$0.26
Third Quarter	$0.00	$0.00
Second Quarter	$0.00	$0.00
First Quarter	$0.00	$0.00

c)  Dividends. We have never declared or paid any cash dividends on our common stock nor do we intend to do so in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of our board of directors and will depend upon our financial condition, operating results, capital requirements, any applicable contractual restrictions and such other factors as our board of directors deems relevant.

27

Section 15(g) of the Securities Exchange Act of 1934

Our shares are covered by Section 15(g) of the Securities Exchange Act of 1934, as amended that imposes additional sales practice requirements on broker/dealers who sell such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses). For transactions covered by the Rule, the broker/dealer must make a special suitability determination for the purchase and have received the purchaser’s written agreement to the transaction prior to the sale. Consequently, the Rule may affect the ability of broker/dealers to sell our securities and also may affect your ability to sell your shares in the secondary market.

Section 15(g) also imposes additional sales practice requirements on broker/dealers who sell penny securities. These rules require a one-page summary of certain essential items. The items include the risk of investing in penny stocks in both public offerings and secondary marketing; terms important to in understanding of the function of the penny stock market, such as bid and offer quotes, a dealers spread and broker/dealer compensation; the broker/dealer compensation, the broker/dealers duties to its customers, including the disclosures required by any other penny stock disclosure rules; the customers rights and remedies in causes of fraud in penny stock transactions; and, the FINRA’s toll free telephone number and the central number of the North American Administrators Association, for information on the disciplinary history of broker/dealers and their associated persons.

Securities authorized for issuance under equity compensation plans

We have no equity compensation plans and accordingly we have no shares authorized for issuance under an equity compensation plan.

Re-Purchase of Equity Securities

None.

ITEM 10.	RECENT SALES OF UNREGISTERED SECURITIES

None, other than previously disclosed.

ITEM 11.	DESCRIPTION OF THE REGISTRANT’S SECURITIES

Description of Securities

The total number of shares of all classes of stock which the Company has the authority to issue 600,000,000 shares having a par value $0.001 per share, of which 100,000,000 shares are designated as Preferred Stock, 5,000,000 shares are designated Class A Preferred Stock, 5,000,000 shares are designated Class B Convertible Preferred Stock, and 5,000,000 shares are designated Class C Preferred Stock.

The designations, relative rights, preferences and limitations of the shares of Preferred Stock, Class A Preferred Stock Class B Convertible Preferred Stock, Class C Preferred Stock are as follows:

Preferred Stock

The Preferred Stock is entitled to preference over the Common Stock with respect to the distribution of assets of the Company in the event of liquidation, dissolution, or winding-up of the Company, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs.  The authorized, but unissued shares of Preferred Stock, may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors, in their sole discretion, shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock.

28

Class A Preferred Stock

Each share of Class A Preferred Stock ranks senior to all Common Stock and any other class of securities that is specifically designated as junior to the Class A Preferred Stock. Each Share of Class A Preferred Stock shall be convertible at any time by the holder thereof into 15 shares of Common Stock and each Share of Class A Preferred Stock shall have the right to vote on any matter to be submitted for a vote to shareholders of the Company at 100 to 1.

Class B Convertible Preferred Stock

Each share of the Class B Preferred Stock ranks senior to all Common Stock and junior to Class A Preferred Stock. Each share of Class B Preferred Stock shall be convertible at any time by the holder thereof into 10 shares of Common Stock and each share of Class B Preferred Stock shall have the right to vote on any matter to be submitted for a vote to shareholders of the Company at 1 to 1.

Class C Preferred Stock

Each share of the Class C Preferred Stock shall rank senior to all Common Stock and junior to any other class of Preferred Stock. Each Share of Class C Preferred Stock shall be convertible at any time by the holder thereof into 30 share of Common Stock and the Class C Preferred Stock shall have no voting rights.

Stock Transfer agent

Stock transfer agent for our securities is Cleartrust LLC, 16540 Point Village Dr., Suite 210, Lutz , FL 33558.

ITEM 12.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

29

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

ITEM 13.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 13.

ITEM 14.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15.	FINANCIAL STATEMENTS AND EXHIBITS

The information provided below in Item 9.01 of this Current Report on Form 8-K is incorporated by reference into this Item 15.

END OF FORM 10 DISCLOSURE

ITEM 8.01	OTHER INFORMATION

None.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Financial Statements

The Following Financial Statements are incorporated by reference from the following:

* Our Form 10-K for the period ended March 31, 2019 is filed as exhibit 99.1 by reference.

* Our Form 10-Q for the period ended June 30, 2019 is filed as exhibit 99.2 by reference.

* Our Form 10-Q for the period ended September 30, 2019 is filed as exhibit 99.3 by reference.

* Our Form 10-Q for the period ended December 31, 2019 is filed as exhibit 99.4 by reference.

30

Shell Company Transactions

Reference is made to Item 5.06 and the exhibits referred to therein, which are incorporated herein by reference.

(d)      Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
3.1	Articles of Incorporation (1)
3.2	Bylaws (1)
3.3	Amendment to the Articles of Incorporation (2)
10.1	Share Exchange Agreement by and among Palayan Resources, Inc., a Nevada corporation, Scythian Mining Group Limited, and SMG-Gold B.V.(3)
10.2	Waiver of Conditions & Closing Agreement by and among Palayan Resources, Inc., a Nevada corporation, Scythian Mining Group Limited, and SMG-Gold B.V.(4)
10.3	Addendum #4 by and between SMG-Gold and Kulchimbayev(4)
14.1	Code of Ethics(1)
99.1	Our Form 10-K for the period ended March 31, 2019, filed with the SEC on September 3, 2019
99.2	Our Form 10-Q for the period ended June 30, 2019, filed with the SEC on September 11, 2019
99.3	Our Form 10-Q for the period ended Sept 30, 2019, filed with the SEC on November 18, 2019
99.4	Our Form 10-Q for the period ended December 31, 2019, filed with the SEC on February 2, 2020

(1)          Previously filed with the SEC on Form S-1 on July 7, 2014.

(2)          Previously filed with the SEC on Schedule 14C on April 8, 2020 as an Exhibit thereto.

(3)          Previously filed with the SEC on Form 8-K on April 6, 2020 as an Exhibit thereto.

(4)          Previously filed with the SEC on Form 8-K on June 1, 2020 as an Exhibit thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Palayan Resources, Inc.

Dated: June 29, 2020		/s/James Jenkins
	By:	James Jenkins
	Its:	Chief Executive Officer

31